EXHIBIT 10.6


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of January 1, 1996, by and between EQUITY ONE, INC., a Maryland corporation (the "Company"), CHAIM KATZMAN ("Katzman"), GAZIT HOLDINGS, INC. ("Gazit"), DAN OVERSEAS LIMITED ("Dan"), M.G.N. OIL & GAS RESOURCES) LTD. ("MGN"), ELI MACABY ("Macaby"), DORON VALERO ("Valero") and David Voolkan ("Voolkan") (individually, each is referred to as "Holder" and collectively as "Holders").


                                R E C I T A L S:

         A. Katzman presently owns 25,000 shares of the Company, and is entitled to purchase shares of common stock from the Company, pursuant to 107,500 Series A and 44,167 Series B stock options, and 100,000 shares of common stock pursuant to certain stock options issued, or to be issued by the Company to Katzman (the "Shares"); and

         B. Gazit presently owns 1,014,470 shares of the Common Stock ($1.00 par value) of the Company, and is entitled to purchase shares of common stock from the Company, pursuant to 200,000 Series A stock options and 321,826 Series B stock options issued by the Company to Gazit (the "Shares"); and

         C. Dan presently owns 597,309 shares of the Common Stock ($1.00 par value) of the Company, and is entitled to purchase shares of common stock from the Company, pursuant to 60,000 Series A stock options and 174,207 Series B stock options issued by the Company to Dan (the "Shares"); and

         D. MGN presently owns _______ shares of the Common Stock ($1.00 par value) of the Company, and is entitled to purchase shares of common stock from the Company, pursuant to _________ Series A stock options and ________ Series B stock options issued by the Company to MGN (the "Shares"); and

         E. Valero presently owns 72,000 shares of common stock of the Company, and is entitled to purchase shares of common stock from the Company pursuant to 24,000 Series B stock options issued by the Company to Valero and is entitled to purchase 75,000 shares of common stock pursuant to stock options issued by the Company to Valero (the "Shares"); and

         F. Voolkan presently is entitled to purchase 25,000 shares of common stock from the Company, pursuant to stock options issued by the Company to Voolkan (the "Shares"); and

         G. Macaby presently is entitled to purchase 25,000 shares of common stock from the Company, pursuant to stock options issued by the Company to Macaby (the "Shares"); and


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         H. The Company desires to grant to the Holders certain registration rights as set forth herein with respect to the Shares (collectively, the "Registrable Securities").

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

         1. REGISTRATION RIGHTS

              1.1 PIGGYBACK REGISTRATION. If at any time during the three year period following completion of the purchase of any of the Shares, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act") (except pursuant to a Registration Statement on Form S-4 or S-8) (either on behalf or on the behalf of any Selling Shareholder), the Company shall give written notice at least twenty (20) days prior to the filing of each such registration statement, to the Holder(s) of its intention to do so and shall inquire whether the Holder(s) desire to include any of their Registrable Securities therein. If any Holders of the Registrable Securities notify the Company in writing within ten (10) days after any such notice of its or their desire to include any of the Registrable Securities in such proposed registration statement, the Company shall afford the Holder or Holders of the Registrable Securities the opportunity to have any such Registrable Securities registered under such registration statement at the Company's cost and expense and at no cost or expense to the Holder or Holders provided, however, that:

                         1.1.1 If, at any time after giving such written notice
of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, and to withdraw the registration statement, at its sole election, the Company may give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Shares in connection with such registration (but not from its obligation to register the Shares in a subsequent registration pursuant to the demand registration rights granted herein).

              1.2 MANDATORY REGISTRATION. If Requisite Holders shall give written notice to the Company at any time within the period (the "Registration Period") commencing after the consummation of the Offering and terminating at the expiration of the earliest to occur of (a) the sale of all the Registrable Securities pursuant to a registration statement filed in connection with the registration rights set forth in this Agreement or (b) the receipt by the holder(s) of opinion(s) from counsel that the Registrable Securities may be publicly sold pursuant to Rule 144(k) of the Rules and Regulations of the Act and applicable state securities registration requirements without any limitation on the amount of Registrable Securities sold, to the effect that such Holder contemplates the transfer of all or any part of his or her Registrable Securities under such circumstances that a public distribution (within the meaning of the Act) of Registrable Securities will be involved, then within one hundred and

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twenty (120) days after receipt of such notice, the Company shall file either a post-effective amendment to any existing applicable registration statement or a new registration statement pursuant to the Securities Act, to the end that the Registrable Securities may be sold under the Securities Act as promptly as practicable thereafter, and the Company will-use its best efforts to cause such post-effective amendment or new registration statement to become effective, provided that such Holder shall furnish the Company with appropriate information (relating to the intentions of such Holder, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing.

         Within ten (10) days after receiving any notice pursuant to this
Section 1.2, the Company shall give written notice to the other Holders of Registrable Securities, advising that the Company is proceeding with such registration and offering to include therein the Registrable Securities of such other Holder, provided that within thirty (30) days after the date on which the Company shall have given notice, the Holders shall notify the Company in writing that they desire to have their Registrable Securities included in such registration statement and shall promptly furnish the Company with such appropriate information (relating to the intentions of such Holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing.

               1.3 OPTION TO INCLUDE SHARES IN OFFERING. The Company shall not be required to include any of the Holders' Shares in an underwritten offering pursuant to this Section 1 unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling shareholders) and agree to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

               1.4 COOPERATION. Each Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

               1.5 AGREEMENTS AMONG SHAREHOLDERS. The Company, in any Offering or registration of any of the Shares, shall abide by any limitations or preferences in that certain Stockholders' Agreement by and among the Holders dated , attached as Exhibit "A", any agreement or other document by and among the Company and any of the Holders or by and among the Holders.

         2. UNDERWRITER'S "HOLD BACK". Notwithstanding the provisions of Section 1, if in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or any selling shareholder, will exceed the

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maximum amount o(pound) the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities requested to be registered as required by the managing underwriter.

         If securities are proposed to be offered for sale pursuant to such registration statement by other shareholders of the Company and the total number of securities to be offered by the Holders of the Registrable Securities and such other selling shareholders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities as are included in the registration statement (including those of the Holders) as the original number of Registrable Securities proposed to be sold by the Holders bears to the total original number of securities proposed to be offered by the Holders and the other selling shareholder. In such event the Holder(s) shall retain any remaining demand registration rights for their remaining Registrable Securities as set forth in Section 1.2 hereof.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of Section 1 to use its reasonable best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  3.1 prepare and file with the U.S. Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective and remain effective until all the Registrable Securities have been sold or (ii) the date all of the Holders hereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144(k) of the Rules and Regulations of the Securities Act without any limitations on the number of Registrable Securities sold;]

                  3.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and-to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same;

                  3.3 furnish to each Holder such number of copies of a registration statement and prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;
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                  3.4 use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction, wherein it is not so qualified or to file therein any general consent to service of process;

                  3.5 otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11.(a) of the Securities Act;

                  3.6 use its best efforts to list such securities on any securities exchange on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                  3.7 enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                  3.8 notify each Holder covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  3.9 take such other actions as shall be reasonably requested by any Holder to facilitate the registration of the Registrable Securities.

         4. EXPENSES. All expenses incurred in any registration of the Holders' Registrable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registrable Securities under federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection 3.4; provided, however, the Company shall not be liable for:


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                  4.1 any discounts or commissions to any underwriter in
connection with the sale of such Holders' Registrable Securities;

                  4.2 any stock transfer taxes incurred with respect to Registrable Securities sold in the Offering; or

                  4.3 the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling shareholders.

         5. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1:

                  5.1 COMPANY INDEMNITY. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, its Affiliates (as defined in the Securities Act) officers, directors and partners of each Holder, any Underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or Underwriter (within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act")), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a " Violation " ):

                           5.1.1 any untrue statement or alleged untrue
statement of a material fact contained in such registration statements including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           5.1.2 the omission or alleged omission to state
therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

                           5.1.3 any violation or alleged violation by the
Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, Affiliate, officer or director or partner, Underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof.

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         5.2 HOLDER INDEMNITY. Each Holder shall indemnify and hold harmless the
Company, its Affiliates, officers, directors, shareholders and representatives, any Underwriter and each person, if any, who controls the Company or the Underwriter, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the offer or sale of the Registrable Securities.

         5.3 NOTICE; RIGHT TO DEFEND. Promptly after receipt by an indemnified party under this Section S of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section S only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

         5.4 CONTRIBUTION. If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other hand, in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any party shall be obligated
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         With a copy to:
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or at such other address as it may have furnished in writing to the Holders of the Registrable Securities at the time outstanding.

                  if to any Person who is the registered Holder of any Registrable Securities, to the address of such Holder as it appears in the stock ledger of the Company.

                  Any notice so addressed, when mailed by registered or certified mail, shall be deemed to be given three days after so mailed, and, when telegraphed or telexed or delivered by hand shall be deemed to be given immediately.

         9. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and each of the Holders. Each of the parties hereto may assign its rights pursuant to this Agreement to any entity controlled by such party itself or together with other parties to this Agreement.

         10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

         11. AMENDMENT AND WAIVER. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of the Registrable Securities representing a majority of the Registrable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registrable Securities or reduce the amount of reimbursable costs to any Holder of Registrable Securities in connection with any registration hereunder without the consent of such Holder. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         12. CHOICE OF LAW. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of conflicts of laws.



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         17. BINDING NATURE. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

         18. NO THIRD-PARTY BENEFICIARIES. No person shall be deemed to possess any third party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.

         19. COUNTERPARTS. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                           COMPANY:




                                           EQUITY ONE, INC., a Maryland
                                           corporation


                                           By:  /S/ CHAIM KATZMAN
                                                ---------------------------
                                                Name CHAIM KATZMAN
                                                Title:_____________________


                                           HOLDERS:


                                           /s/ CHAIM KATZMAN
                                           -----------------------------
                                           Name: CHAIM KATZMAN


                                           /s/ DAVID VOOLKAN
                                           -----------------------------
                                           Name: DAVID VOOLKAN


                                           GAZIT HOLDINGS, INC


                                           /s/ CHAIM KATZMAN
                                           -----------------------------
                                           Name: CHAIM KATZMAN



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                                           -----------------------------
                                           Name: DORON VALERO


                                           DAN OVERSEAS LTD.


                                           By: /s/ ILLEGIBLE
                                               -------------------------
                                           Name: ________________________


                                           M.G.N. (OIL & GAS RESOURCES) LTD.


                                           By: /s/ ILLEGIBLE
                                               -------------------------
                                           Name: ________________________














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